SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

Date of Report:  December 23, 1996

            Tel-Com Wireless Cable TV Corporation
   (Exact Name of Registrant as specified in its charter)

Florida                            0-25896                59-
3175814
(State  of  Incorporation)           (Commission  file  No.)
(IRS Employer
                                                          ID
Number)
  501 Grandview Avenue, Suite 201, Daytona Beach, FL  32018
               (Address of Principal Offices)

        Registrant's telephone number: (904)-226-9977

Item 5.  Other Events.

      On December 23, 1996, pursuant to the mutual agreement of the parties, the Consulting Agreement entered into between the Registrant and Cored Capital Corporation was terminated.

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Tel-Com  Wireless  Cable  TV
Corporation

Date:     December 23, 1996            By:  /s/ Fernand  L.
Duquette
                                     Fernand   L.  Duquette,
President

clients\tcc\filings\8-k/a Cored Capital